Filed pursuant to Rule 497(e) under the

Securities Act of 1933, as amended

Securities Act File No. 333-141120

EIC VALUE FUND

(THE “FUND”)

OF

FUNDVANTAGE TRUST

(THE “TRUST”)

Supplement dated October 7, 2016 to the Prospectus and Statement of Additional Information (“SAI”) of EIC Value Fund dated September 1, 2016

The information in this Supplement updates and amends certain information contained in the Prospectus and SAI for the Fund and should be read in conjunction with such Prospectus and SAI.

Change of Control of Equity Investment Corporation, Adviser to the Fund

On September 30, 2016, the Fund’s investment adviser, Equity Investment Corporation (the “Predecessor Firm”), completed a transaction (the “Transaction”) that resulted in a change of ownership and restructuring of its advisory business into a new corporate entity with the same name (the “New Firm” or “EIC”).  Under the terms of the Transaction, the New Firm purchased substantially all of the assets of the Predecessor Firm.  Upon consummation of the Transaction, W. Andrew Bruner, R. Terrence Irrgang and Ian T. Zabor – each a member of the Fund’s portfolio management team at EIC, and formerly at the Predecessor Firm – acquired substantially all of the assets of the Predecessor Firm from James Barksdale, the founder of the Predecessor Firm, and a portfolio manager of the Fund since its inception in 2011.  As a result of the Transaction, control of the advisory business with respect to the Fund is changing from Mr. Barksdale, who majority-owns and controls the Predecessor Firm, to Messrs. Bruner, Irrgang and Zabor, each of whom owns one-third of the New Firm.  EIC employs substantially all of the existing staff of the Predecessor Firm.  It is expected that Messrs. Bruner, Irrgang and Zabor will continue to serve as the Fund’s portfolio managers.  Effective as of September 30, 2016, Mr. Barksdale is no longer a member of the portfolio management team that is jointly and primarily responsible for the day-to-day management of the Fund. Accordingly, all references to Mr. Barksdale as a portfolio manager of the Fund in the Prospectus and SAI are hereby deleted.  It is expected that Mr. Barksdale will serve as Chairman of EIC through September 30, 2019 and will be available as a resource to the Fund’s portfolio managers.

Because consummation of the Transaction constituted a change in control of the Predecessor Firm’s advisory business with respect to the Fund, under the Investment Company Act of 1940, as amended (the “1940 Act”), the Transaction resulted in the assignment and automatic termination of the investment advisory agreement between the Trust, on behalf of the Fund, and the Predecessor Firm, dated April 21, 2011 (“Prior Agreement”).

Accordingly, at an in-person meeting held on September 28-29, 2016, the Board of Trustees of the Trust (“Board”) unanimously approved a new investment advisory agreement between the Fund and EIC (the “New Agreement”).  Shareholders of the Fund will be asked to approve the New Agreement at a special meeting of shareholders expected to be held in January 2017.  In order for EIC to provide uninterrupted services to the Fund, the Board also approved an interim agreement between the Fund and EIC (“Interim Agreement”) at the same in-person Board meeting.

The Interim Agreement, which was executed on September 30, 2016, is identical to the Prior Agreement in all material respects except that (i) the Interim Agreement has a maximum term of 150 days, and (ii) the Trustees or a majority of the Fund’s outstanding shares may terminate the Interim Agreement at any time, without penalty, on not less than 10 days’ written notice; and (iii) the compensation earned by EIC under the Interim Agreement will be held in an escrow account until shareholders approve the New Agreement, after which the amount in the escrow account plus any interest will be paid to EIC. If shareholders do not approve the New Agreement, EIC will be paid, out of the escrow account, the lesser of: (1) any costs incurred in performing under the Interim Agreement (plus interest earned on that amount while in escrow); or (2) the total amount in the escrow account (plus interest earned).

Other than the time periods covered by the agreements, the New Agreement is identical to the Prior Agreement in all material aspects, except that the Fund’s advisory fee rate will be changed from a flat annual fee of 0.75% (75 basis points) of the Fund’s average daily net assets to a tiered fee schedule that includes breakpoint fee rate reductions as asset levels increase.  Under the New Agreement, EIC would be entitled to receive an investment advisory fee, which is accrued daily and payable monthly at a tiered annual rate, based upon the Fund’s average daily net assets, as follows:

•                  75 basis points (0.75%) on the first $500 million;

•                  65 basis points (0.65%) on the next $500 million; and

•                  50 basis points (0.50%) on amounts greater than $1 billion.

Neither the New Agreement nor the Interim Agreement will result in changes in the day-to-day management of the Fund by EIC, its investment objective, fees or services provided.  During the period between the termination of the Prior Agreement and the approval of the New Agreement by shareholders, EIC will provide investment advisory services to the Fund under the Interim Agreement. The New Agreement will replace the Interim Agreement upon approval by shareholders.

A discussion regarding the basis for the Board’s approval of the New Agreement and the Interim Agreement will be available in the Fund’s annual report to shareholders for the next annual or semiannual reporting period ending after the dates of such approval.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE